Fund Name
Issuer
Date of
Purchase
Aggregate
principal
amount of
purchase
Aggregate
principal
amount of
offering
Purchase
price (net of
fees and
expenses)
Date offering
commenced
Price paid by
each
purchaser of
these
securities in
this or any
concurrent
offering
Underwriter
from whom
purchased
Name of Affiliated Underwriter
(as defined in the Rule 10f-3
procedures) managing or
participating in syndicate (attach
list of all members of syndicate)
Commission,
spread or
profit

































SEI Tax
Exempt Trust
- PA Portfolio
(24)
PA State Econ
Unemploy Comp
Series B 5%
7/1/20
10/3/2012
1,867,378
1,096,970,000
122.451
10/3/2012
122.451
Bank of
America
BNY Mellon Capital Markets, LLC
(Full list of underwriting syndicate
listed in attached Prosepctus)
0.375%

































SEI Tax
Exempt Trust
- Intermediate
Term Bond
Fund (23)
PA State Econ
Unemploy Comp
Series B 5%
1/1/22
10/3/2012
3,518,190
1,096,970,000
117.27
10/3/2012
117.27
Bank of
America
BNY Mellon Capital Markets, LLC
(Full list of underwriting syndicate
listed in attached Prospectus)
0.350%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
Detroit Wayne
Cnty MI Stadium
Auth
9/12/2012
1,500,000
58,160,000
101.682
9/12/2012
101.682
Citigroup
Wells Fargo Securities
0.35%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
Burke Cnty GA
Dev Auth
Oglethorp E Pwr
Corp Vogtle-G
3/28/2012
3,875,000
248,350,000
100.00
3/27/2012
100.00
JP Morgan
Credit Suisse-First Boston LLC
0.275%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
New Jersey St
Econ Dev Auth
Revenue Ref
4/3/2012
4,000,000
1,041,750,000
107.937
4/2/2012
107.937
Merrill Lynch
Merrill Lynch Pierce and Fenner
0.250%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
New Jersey St
Econ Dev Auth
Revenue Ref
4/3/2012
5,000,000
1,041,750,000
104.712
4/2/2012
104.712
Merrill Lynch
Merrill Lynch Pierce and Fenner
0.125%

































SEI Tax
Exempt Trust
- Tax Exempt
Trust NY
Fund (29)
Tabacco Stlmnt
NY FIN
C'16/100,
6/1/2020. 5.00%
12/5/2013
541,250
565,655,000
108.25
12/5/2013
108.25
Citigroup
Global
Markets, Inc.
BNY Mellon Capital Markets, LLC
(Full list of underwriting syndicate
listed in attached Prosepectus)
0.375%

































SEI Tax
Exempt Trust
- Intermediate
Term Bond
Fund (23)
New York City
TFA, 5/1/28,
5.00%
6/13/2013
2,837,200
800,000,000
113.488
6/13/2013
113.488
465 Loop
Capital
BNY Mellon Capital Markets, LLC
(Full list of underwriting syndicate
listed in Prospectus)
0.500%

































SEI Tax
Exempt Trust
- Intermediate
Term Bond
Fund (23)
New York State
Urban
Development
Corporation
3/14/2013
2,292,169
572,390,000
122.249
3/14/2013
122.249
Wells Fargo
Advisors
BNY Mellon Capital Markets, LLC
(Full list of underwriting syndicate
listed in attached Prospectus)
0.375%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
Illinois State
6/27/2013
2,000,000
1,300,000,000
105.247
6/26/2013
105.247
Stifel
Nicolaus
Wells Fargo Securities (See
attached list of all member of the
syndicate)
0.25%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
Grand Parkway
Trans
7/17/2013
5,000,000
2,920,000,000
100.779
7/16/2013
100.779
Goldman
Sachs
Goldman Sachs
0.075%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
Harris County
Sports Authority
12/10/2014
540,000
558,513,444.25
101.264
12/9/2014
101.264
Morgan
Stanley
Morgan Stanley
0.45%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
Harris County
Sports Authority
12/10/2014
1,105,000
558,513,444.25
103.954
12/9/2014
103.954
Morgan
Stanley
Morgan Stanley
0.45%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
Harris County
Sports Authority
12/10/2014
545,000
558,513,444.25
107.911
12/9/2014
107.911
Morgan
Stanley
Morgan Stanley
0.45%

































SEI Tax
Exempt Trust
-  NY
Portfolio (29)
New York TFA
Approp C'25/100
3/12/2015
1,171,900
275,055,000
117.19
3/12/2014
117.19
Merrill Lynch
BNY Mellon Capital Markets, LLC
(Full list of underwriting syndicate
listed in attached Prospectus)
0.375%

































SEI Tax
Exempt Trust
- MA
Portfolio
(270)
New York TFA
Approp C'25/100
1/22/2015
1,291,432
317,615,000
123.582
1/22/2015
123.582
Merrill Lynch
BNY Mellon Capital Markets, LLC
(Full list of underwriting syndicate
listed in Prospectus)
0.375%

































SEI Tax
Exempt Trust
- NY Portfolio
(29)
Triboro Brdg &
Tunl NY NCL,
11/15/2021, 5
5/8/2015
465,000
225,000,000
119.275
5/8/2015
119.275
Loop Capital
Markets, LLC
BNY Mellon Capital Markets, INC
0.45%

































SEI Tax
Exempt Trust
- NY Portfolio
(29)
NY MTA Trans
Rev C'25/100,
11/15/2026, 5
7/24/2015
1,000,000
550,000,000
118.78
7/24/2015
118.78
Siebert,
Branford,
Shank & Co.,
LLC
BNY Mellon Capital Markets, INC
0.500%

































SEI Tax
Exempt Trust
- MA
Portfolio
(270)
Worchester MA
NCL, 6/15/2024,
5
12/3/2015
500,000
22,620,000
122.817
12/3/2015
122.817
Merrill
Lynch, Pierce,
Fenner &
Smith
Incorporated
BNY Mellon Capital Markets, INC
0.200%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
Cumberland
Cnty Mun Auth
(CUMGEN 3.0%
01/01/2017)
5/7/2015
400,000
147,545,000
102.435
5/6/2015
102.435
PNC Capital
PNC Capital Markets
0.25%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
Cumberland
Cnty Mun Auth
(CUMGHN 4.0%
01/01/2018)
5/7/2015
500,000
147,545,000
105.303
5/6/2015
105.303
PNC Capital
PNC Capital Markets
0.25%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
Cumberland
Cnty Mun Auth
(CUMGEN 4.0%
01/01/2019)
5/7/2015
535,000
147,545,000
106.260
5/6/2015
106.260
PNC Capital
PNC Capital Markets
0.375%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
Maryland Health
& HGR BDL
(Meritus Medical
Center
Issue)(MDSMED
5.0%
07/01/2019)
6/25/2015
500,000
257,300,000
111.132
6/24/2015
111.132
MLMB
Merrill Lynch Pierce and Fenner
0.45%

































SEI Tax
Exempt Trust
- NY Portfolio
(29)
Triboro NY
Brdg-A Rev
NCL,
11/15/2023, 5
1/22/2016
1,500,000
541,240,000
124.911
1/22/2016
124.911
Citigroup
Global
Markets, Inc.
BNY Mellon Capital Markets, LLC
0.375%

































SEI Tax
Exempt Trust
- NY Portfolio
(29)
New York City
NCL, 8/1/2024,
5%
5/20/2016
2,000,000
800,470,000
126.23
5/20/2016
126.23
Merrill
Lynch, Pierce,
Fenner &
Smith
Incorporated
BNY Mellon Capital Markets, Inc.
0.375%

































SEI Tax
Exempt Trust
- PA Portfolio
(24)
PA UPMC NCL,
3/15/2026, 5
9/21/2016
1,000,000
239,390,000
125.36
9/21/2016
125.36
RBC Capital
Markets, LLC
(AKA RBC
Dain
Rauscher)
BNY Mellon Capital Markets, LLC
0.625%

































SEI Tax
Exempt Trust
- NY Portfolio
(29)
MTA Rev Ser D
NCL, 11/15/2021
10/19/2016
2,000,000
645,655,000
117.29
10/19/2016
117.29
Jefferies LLC
BNY Mellon Capital Markets, LLC
0.375%

































SEI Tax
Exempt Trust
- NY Portfolio
(29)
New York City
NCL, 8/1/2020, 5
12/7/2016
2,725,000
154,330,000
110.92
12/7/2016
110.92
Jefferies LLC
BNY Capital Markets, LLC
0.250%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
Minnesota St
HSG Fin AGY
5/26/2016
500,000
63,135,000
100.00/1.30
5/25/2016
100.00/1.30
RBC Capital
Wells Fargo
0.50%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
New Jersey St
Tran
10/27/2016
1,500,000
1,608,675
107.245
10/27/2016
107.245
Bank of
America
Wells Fargo
0.375%

































SEI Tax
Exempt Trust
- Short
Duration
Municipal
(26)
New York City
NY Housing
Authority
12/9/2016
2,000,000
2,000,000
100
12/9/2016
100
Chase
Securities
Wells Fargo
0.375%

































SEI Tax
Exempt Trust
- Intermediate
Term
Municipal
(23)
TSASC NY SR
C'27/100, 6/1/2030,5
01/12/2017
2,500,000
1,103,070,000
110.02
01/12/2017
110.02
Jefferies LLC
BNY Capital Markets, LLC
0.500%

































SEI Tax
Exempt Trust
- NY Portfolio
(29)
TSASC NY Senior
NCL, 6/1/2024,5
01/12/2017
2,000,000
1,103,070,000
113.55
01/12/2017
113.55
Jefferies LLC
BNY Capital Markets, LLC
0.450%

































SEI Tax
Exempt Trust
- NY Portfolio
(29)
Triborough NY Brid&Tunn
NCL, 11/15/2024,5
01/13/2017
2,000,000
1,202,975,000
120.90
01/13/2017
120.90
Goldman Sachs & Co.
BNY Capital Markets, LLC
0.375%

































SEI Tax
Exempt Trust
- Intermediate
Term
Municipal
(23)
Triborough NY Brid&Tunn
C'27/100, 11/15/2028,5
01/13/2017
1,000,000
1,202,975,000
123.60
01/13/2017
123.60
Goldman Sachs & Co.
BNY Capital Markets, LLC
0.500%